
MOVING WATER. MOVING ENERGY.
MOVING FORWARD.

Q1 2025
Earnings Presentation

Franklin Electric

29 April 2025

Franklin Electric



Safe Harbor Statement

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein, including those relating to market conditions or the Company's financial results, costs, expenses or expense reductions, profit margins, inventory levels, foreign currency translation rates, liquidity expectations, business goals and sales growth, involve risks and uncertainties, including but not limited to, risks and uncertainties with respect to general economic and currency conditions, various conditions specific to the Company's business and industry, weather conditions, new housing starts, market demand, competitive factors, changes in distribution channels, supply constraints, effect of price increases, raw material costs, technology factors, integration of acquisitions, litigation, government and regulatory actions, the Company's accounting policies, future trends, epidemics and pandemics, and other risks which are detailed in the Company's Securities and Exchange Commission filings, included in Item 1A of Part I of the Company's Annual Report on Form 10-K for the fiscal year ending December 31, 2024, Exhibit 99.1 attached thereto and in Item 1A of Part II of the Company's Quarterly Reports on Form 10-Q. These risks and uncertainties may cause actual results to differ materially from those indicated by the forward-looking statements. All forward-looking statements made herein are based on information currently available, and the Company assumes no obligation to update any forward-looking statements.

Franklin Electric



Key Messages


QUALITY


BARNES
PumpEng


UNITE
Battery 2 Status

- **Global portfolio and business** positioned well despite economic uncertainty
- Continued our **strategy execution**
- **Healthy Q1 order trends** and a **positive 2025 outlook**
- Completed **two acquisitions** to expand our reach and add great products to our portfolio
- **Strong Energy** results partially offsetting lower Distribution sales due to weather and stronger comps
- **One-time costs** due to acquisitions and executive transition presented earnings headwinds
- Well-positioned in the face of **tariffs and global uncertainty**

Our People, Promise, and Commitment

To our <u>employees</u>:	To our <u>customers</u>:	For our <u>products</u>:
Being a great place to work and attracting the best talent	**Leading with service and being an indispensable partner**	**Innovating with quality products in the markets we serve**

2025
America's Greenest Companies
Newsweek

2025
Most Trustworthy Companies in America
Newsweek

2024
America's Most Responsible Companies
Newsweek

2024
America's Climate Leaders
USA Today



Franklin Electric

Q1 2025 Overview

- **Financial Performance:**
  - **Sales of $455.2M**, down 1% YoY
  - **Gross Margin of 36%,** up slightly
  - **Operating income of $44.1M**, down 8% YoY, with an operating margin of 9.7%
  - **GAAP EPS of $0.67**, down 4% YoY (one-time costs of $0.07 EPS)
- **Solid performance** despite macroeconomic challenges
- **Strong operating performance** in Energy Systems
- **Lower sales** in the Distribution segment due to lower volumes
- **Flat sales** in Water Systems, as the benefit from acquisitions and favorable pricing was offset by the negative impact of foreign currency translation and lower volumes

SALES


$460.9M
-1% YoY
$455.2M
Q1 2024
Q1 2025

OPERATING INCOME


$47.9M
-8% YoY
$44.1M
Q1 2024
Q1 2025

EPS


$0.70
-4% YoY
$0.67
Q1 2024
Q1 2025

Franklin Electric

Q1 2025 Performance

SALES



$470
$465
$460
$455
$450
$445
$440
$435
$430
($M)
$460.9
-$4.1
$5.7
-$7.3
$455.2
Down 1% YoY
Q1 2024
Volume/Price
Acquisitions
FX
Q1 2025

OPERATING INCOME



$50
$48
$46
$44
$42
$40
$38
$36
$34
$32
$30
($M)
$47.9
$0.3
-$4.0
-$0.1
$44.1
Down 8% YoY
Q1 2024
Gross Profit
SG&A
Restructuring
Q1 2025

Sales of $455.2 Million Declined 1% YoY

- Favorable pricing in Water Systems and Energy Systems offset by lower volumes in Water Systems and Distribution
- Acquisitions added 1% of growth
- Net FX had a negative impact of 2% due to the strengthening of the dollar to the Brazilian Real, Argentine Peso and Turkish Lira

Operating Income of $44.1 Million Declined 8% YoY

- Gross profit up slightly on lower sales and FX headwind
- Higher SG&A expenses primarily due to executive transition and acquisition-related costs

Franklin Electric

Q1 2025 Segment Details

Segment	Sales	Op. Income	Op. Margin	Comments
WATER SYSTEMS	**$287.3M** (flat)	**$43.4M** (down 8%)	**15.1%** (down 130 bps)	• Water Treatment and Groundwater product categories up compared to the prior year • Gross margin unfavorable due to geographic mix, mix associated with recent acquisitions and unfavorable FX • SG&A up due to acquisition-related expenses
ENERGY SYSTEMS	**$66.8M** (up 8%)	**$21.9M** (up 16%)	**32.8%** (up 250 bps)	• Sales growth in Q1 due to favorable pricing and volumes • Operating margin increased due to favorable geographic mix of sales and cost management
DISTRIBUTION	**$141.9M** (down 3%)	**$2.1M** (up 17%)	**1.5%** (up 30 bps)	• Sales negatively impacted by unfavorable weather • Cost structure actions implemented in 2024 to improve future operating performance

Franklin Electric



Balance Sheet and Cash Flow[1]

DEBT SUMMARY

	Q1 2025
Net Cash, Beginning of Period	**$ 91.1**
Free Cash Flow	(25.9)
Cash paid for acquisitions, net of cash acquired	(109.7)
Debt assumed from acquisitions	(12.6)
Dividends paid	(13.2)
Proceeds from issuance of common stock	1.4
Repurchases of Common Stock	(6.9)
Other	(4.8)
Net Debt, end of period	**$ (80.6)**

Debt Summary	**Amount**	**Interest Rate**	**Maturity**
Line of credit borrowings	$ 63.8	3.3%	05/26
NY Life	75.0	4.0%	09/25
Project Bonds	12.2	3.6%	01/33
Other	13.6		
Total	**$ 164.6**		

Over $700 million of available under existing credit facilities as of March 31, 2025

CASH FLOW

	Q1 2025	Q1 2024
Net Income	**$ 31.4**	**$ 33.1**
Depreciation and Amortization	14.4	13.8
Share-based Compensation	5.0	4.0
Foregin Exchange Expense	1.3	4.9
Changes in Working Captial	(76.8)	(62.9)
Other	5.2	5.7
Operating Cash Flow	**$ (19.5)**	**$ (1.4)**
Captial Expenditures	(6.8)	(9.2)
Proceeds from sale of PP&E	0.4	0.1
Free Cash Flow	**$ (25.9)**	**$ (10.5)**



Q1 Free Cash Flow
2021
2022
2023
2024
2025
$-
$(100.0)
$(1.3)
$(70.8)
$(21.6)
$(10.5)
$(25.9)

Net debt to EBITDA ~0.3x

[1] Non-GAAP financial metrics referenced in this slide include net debt/cash, free cash flow, and net debt to EBITDA. A reconciliation to comparable U.S. GAAP measures can be found herein.

2025 Outlook


SALES
$2.09 to $2.15 Billion
(up LSD to MSD)
EPS
$3.95 to $4.25
(up MSD to HSD/LDD)

HIGHLIGHTS

- **Widening our EPS guidance**
- **Solid underlying demand** in core markets, healthy demand trend
- **Maintaining and improving strong margins**
- **Tariff management and mitigation** in place
- **Focused on maintaining strong balance sheet** and **deploying capital smartly**
- **Confident in the long-term strategy**

LSD = low-single digits, MSD = mid-single digits, HSD = high-single digits, LDD = low-double digits

Franklin Electric

At Franklin (NASDAQ: FELE), we protect the world's most critical resources. Using responsible innovation and sustainable manufacturing, we serve as an indispensable partner to our customers who work alongside us to keep Moving Life Forward™.

OUR VALUE CREATION FRAMEWORK

GROWTH ACCELERATION

- Serve global water needs where most critical
- Use our leading channel and customer partnerships to drive share and growth
- Focus on faster-growing commercial, industrial, and energy verticals with new solutions
- Be the easiest to do business with via digital customer innovations

RESILIENT MARGINS

- Expand Franklin Operating System (FOS) and our productivity and efficiency
- Use data-driven solutions to deliver leading products pricing, and supply chain – end-to-end
- Optimize our product development and portfolio

INVESTMENTS & CAPITAL

- Strategic M&A driven by secular trends
- Capital deployments to deliver automation, capacity, and optimal footprint
- Share repurchase and dividend commitment

TALENT CENTRIC

- Build on our "Great Places to Work" recognition by focusing on collaboration, service, innovation, and respect
- Live Safety as a bedrock
- Leading attractor and developer of talent

OUR BUSINESS SEGMENTS


13%
32%
$2.021B REVENUE
55%
29%
$243.6M OPERATING INCOME
8%
63%
2024
Water Systems
Distribution
Energy Systems

Franklin Electric



New Products, Vitality, and Velocity

- **New product launches** to increase by 40% with an incremental 3-year revenue of ~$73M
- Increasing **New Product Velocity** by decreasing time to launch by 100 days in 2025

PIONEERPUMP **Minetuff Series**

Product Globalization w/ New Skid Offering



Franklin Electric FUELING SYSTEMS



Remote Control Solution with **OVERSITE™**

Franklin Electric GRID SOLUTIONS


CONVERGE
OPTIMIZER3
SENSOR

Circuit Breaker Trip Signature Monitor



Franklin Electric

Accelerating Growth Through Strategic Acquisitions

- **Location:** Cota, Cundinamarca – Colombia (Bogotá Region)
- **People:** 400 employees
- **Facilities:** Colombia (foundry and manufacturing), Mexico / Argentina / Brazil (assembly), Guatemala / Panama / Ecuador / Peru / Chile (warehousing)
- **Key Markets:** Construction, Firefighting, Agriculture, Municipal, Industrial, Residential

BARNES de Colombia S.A.

WDM PUMPS



Strategic Fit for Franklin Electric

Portfolio addresses LATAM trends of Urbanization & Vertical Living	Synergies in 2 of our largest markets with Barnes/WDM products	Supply Chain Synergies: Shared supplier base provides opportunity for better scale	Vertically integrated within Americas
(Wastewater, Pressure Systems, Surface Pumping)			(Foundry, Machining, Assembly)



Closing Thoughts



- Continually improving our cost position, teams and execution
- Solid start to the year, especially our Energy Systems business
- Completed two acquisitions and solid backlog as we enter Q2



- Widening our EPS guidance, but expect a strong year
- Mitigation strategies in place to offset tariff impacts



- Continued confidence in our long-term strategy
- Focus on improving margins, finding the right next acquisitions, deploying new products

Franklin Electric

Non-GAAP Reconciliations





Non-GAAP Reconciliations

To supplement Franklin Electric's consolidated financial statements presented on a U.S. GAAP basis, the company discloses certain non-GAAP financial measures. These non-GAAP financial measures are not in accordance with generally accepted accounting principles in the United States.

Non-GAAP financial measures may enhance an understanding of the company's operations and may facilitate an analysis of those operations, particularly in evaluating performance from one period to another. Management believes that non-GAAP financial measures, when used in conjunction with the results presented in accordance with U.S. GAAP and the company's reconciliations to corresponding U.S. GAAP financial measures (which are included in the tables accompanying this presentation), may enhance an investor's overall understanding of the company's past financial performance and prospects for the future. Accordingly, management uses these non-GAAP measures internally in financial planning and to monitor business performance. This information should be considered in addition to, and not as substitutes for, information prepared in accordance with U.S. GAAP.

Franklin Electric strongly encourages investors to review its consolidated financial statements and publicly-filed reports in their entirety and cautions investors that the non-GAAP measures used by the company may differ from similar measures used by other companies, even when similar terms are used to identify such measures. Non-GAAP financial measures used in this presentation include net debt/cash, net debt to EBITDA and free cash flow and conversion.

Franklin Electric

Reconciliation of Non-GAAP Financial Measure

Total Debt to Net Debt (Cash) and Net Debt to EBITDA
$ in Millions

	As of December 31, 2024	As of March 31, 2025
Total debt	$ 129.4	$ 164.6
Less: cash and cash equivalents	(220.5)	(84.0)
Net (cash) debt	$ (91.1)	$ 80.6

	Three months ended March 31, 2025	Year ended December 31, 2024	Three months ended March 31, 2024	Twelve months ended March 31, 2025
Net income	$ 31.4	$ 194.7	$ 33.1	$ 193.0
Depreciation and amortization	14.4	52.3	13.8	52.9
Income tax expense	10.5	47.5	9.2	48.8
Interest expense	1.8	11.8	1.4	12.2
EBITDA	$ 58.1	$ 306.3	$ 57.5	$ 306.9
Net debt to EBITDA as of March 31, 2025				0.3

Franklin Electric



Reconciliation of Non-GAAP Financial Measure

Operating Cash Flow to Free Cash Flow
$ in Millions

	Three Months Ended March 31,				
	2025	2024	2023	2022	2021
Cash flows from operating activities	$ (19.5)	$ (1.4)	$ (12.0)	$ (61.3)	$ 5.4
Cash flows from investing activities	$ (116.1)	$ (10.2)	$ (14.6)	$ (8.9)	$ (6.7)
Cash flows from financing activities	$ (2.6)	$ (6.3)	$ 33.1	$ 68.7	$ (8.4)
Cash flows from operating activities	$ (19.5)	$ (1.4)	$ (12.0)	$ (61.3)	$ 5.4
Capital expenditures	$ (6.8)	$ (9.2)	$ (9.6)	$ (9.5)	$ (6.7)
Proceeds from sale of property, plant and equipment	$ 0.4	$ 0.1	$ -	$ -	$ -
Free cash flow	$ (25.9)	$ (10.5)	$ (21.6)	$ (70.8)	$ (1.3)
Net income	$ 31.4	$ 33.1	$ 37.6	$ 30.1	$ 28.2
Free cash flow conversion	-82%	-32%	-57%	-235%	-5%

Thank You!

Russ Fleeger, Interim CFO | InvestorRelations@FELE.com | 260-827-5520